XD Treasury Money Market Fund

Institutional Class	IXDXX
Investor Class	VXDXX
Select Class**	SXDXX

**Select Class Shares are not currently offered for sale.

SUMMARY PROSPECTUS

January 28, 2026

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders, and other information about the Fund online at https://www.xdfundadvisor.com/#/mutualFund. You can also get this information at no cost by calling 1-833-993-9200 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund's current Prospectus and Statement of Additional Information, each dated January 28, 2026 along with the Fund's most recent annual report dated September 30, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The XD Treasury Money Market Fund (the “Fund”) seeks to provide income consistent with preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Class	Investor Class	Select Class[1]
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases as a % of Offering Price	None	None	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%
Distribution and Service (12b-1) Fees[2]	0.00%	0.25%	0.00%
Shareholder Services Fees[2]	0.16%	0.16%	0.10%
Other Expenses	30.41%	30.41%	30.41%
Total Annual Fund Operating Expenses	30.77%	31.02%	30.71%
Fee Waivers and/or Expense Reimbursements[3]	-30.40%	-30.40%	-30.40%
Total Net Annual Fund Operating Expenses[4]	0.37%	0.62%	0.31%
1.	The Fund’s Select Class is not currently offered for sale. Other Expenses for this share class is based on estimated expenses for the current fiscal year.
2.	Expenses have been restated to reflect the maximum distribution and services (Rule 12b-1) fee and shareholder services fee that may apply. For the fiscal year ended September 30, 2025, no distribution and service (Rule 12b-1) fees or shareholder services fees were charged to any class of the Fund.
3.	The Fund’s Adviser, XD Fund Advisor LLC (the “Adviser”), has agreed to waive its fees and/or reimburse expenses so that the total annual fund operating expenses (excluding distribution (Rule 12b-1) fees, acquired fund fees and expenses, shareholder servicing fees, brokerage expenses, dividend expenses on securities sold short and interest expenses on short sales, taxes, and extraordinary expenses) paid by the Fund’s Institutional Class, Investor Class, and Select Class will not exceed 0.21%. For a period not to exceed three (3) years from the date on which a waiver or reimbursement in excess of the expense limitation is made by the Adviser, the Fund will carry forward, and may repay the Adviser such waiver or reimbursement; provided, however, that such repayments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense limitation in effect at the time of the waiver or (ii) the expense limitation in effect at the time of the repayment. This waiver may not be terminated by the Adviser prior to January 31, 2027, without the approval of the Fund’s Board of Trustees.
4.	Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s Financial Highlights.
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Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a series of the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$38	$4,924	$7,617	$10,177
Investor Class	$63	$4,964	$7,646	$10,170
Select Class	$32	$4,915	$7,610	$10,178

Principal Investment Strategy

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by cash or U.S. government securities, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasuries and repurchase agreements that are fully collateralized by U.S. Treasuries. U.S. Treasury securities are direct obligations of the federal government of the United States. Treasury securities include Treasury Bills, Treasury Notes, Treasury Bonds, Treasury Inflation-Protected Securities (“TIPS”) and Treasury Floating Rate Notes. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash.

In selecting securities for the Fund, the Adviser considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund intends to comply with Rule 2a-7 of the 1940 Act and may purchase only securities that meet those requirements relating to maturity, diversification and credit quality, and must meet the requirements relating to portfolio liquidity. The Fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 93 days or less. The Fund must have a dollar-weighted average maturity of 60 calendar days or less and a dollar-weighted average life of 120 calendar days or less.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser is not required to reimburse the Fund for losses, and you should not expect that the Adviser will provide financial support to the Fund at any time, including during periods of market stress.

The Fund is subject to the principal risks relating to instruments and strategies used in the management of the Fund as noted below, which may adversely affect the Fund’s performance:

Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rates will cause a fall in the value of fixed income securities. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by the Fund will vary with changes in interest rates. A decline in interest rates may cause issuers to prepay higher yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower or negative yields, which may cause a decline in its income. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable NAV. Recent and potential future changes in government policy may affect interest rates, which may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

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Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. Although the Fund will be primarily investing in U.S. Treasury securities, which are backed by full faith and credit of U.S. government, there can be no assurance that such investments will not be downgraded or subject to other changes that could reduce the value of such securities. U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. The U.S. government, however, does not guarantee the market price of any U.S. government securities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt.

Repurchase Agreements Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price, or the security loses value before it can be sold.

Inflation Risk. The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.

Investments in Other Money Market Mutual Funds. To the extent that the Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance could be negatively affected. Other money market funds contain similar risks as the Fund, including valuation risk. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual funds (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Adviser) or institutions, including the Adviser and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Redemption risk for a money market mutual fund refers to the potential instability that can arise when investors rapidly withdraw their funds from the Fund, especially during periods of financial stress or economic uncertainty. If a large number of investors decide to redeem their shares simultaneously, it can put pressure on the Fund’s liquidity, forcing it to sell assets at potentially unfavorable prices. This may lead to a decline in the NAV, resulting in losses for remaining shareholders.

Market Risk. There is a risk that the value of the Fund’s investment may decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics or pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risk might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

Money Market Instruments Risk. The value of a money market instrument typically will decline during periods of rising interest rates and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have an adverse effect on the debt market and the overall liquidity of the market for money market instruments.

Stable NAV. There can be no assurance that the Fund will be successful in maintaining a stable NAV. A wide variety of factors, such as significant market volatility, very low or negative interest rates, periods of high redemption activity, or other factors could affect the Fund’s ability to maintain a stable NAV.

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Variable and Floating Rate Securities. The Fund may invest in securities that pay variable or floating rates of interest. At any given time, the current interest rate of a variable or floating rate security may not accurately reflect current market interest rates, or may yield less than is appropriate to compensate the investor for the issuer’s current credit quality. As a result, the value of the Fund’s investments in such securities is subject to decline. In addition, an active market for variable and floating rate securities may not always exist at the time the Fund wishes to dispose of them.

Performance

The performance information below provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Class from year to year. The table shows the average annual returns of the Institutional Class for the periods of 1 Year and Since Inception. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Visit https://www.xdfundadvisor.com/#/mutualFund for more current performance information. The Fund’s 7-day yield may be obtained by calling (toll free) 1-833-993-9200.

Calendar Year Total Returns – Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest	07/01/2025 – 09/30/2025	1.08%
Lowest	04/01/2025 – 06/30/2025	1.03%

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended 12/31/2025)

XD Treasury Money Market Fund	1 Year	Since Inception (2/12/24)
Institutional Class
Return Before Taxes	4.31%	4.77%
Investor Class
Return Before Taxes	4.05%	4.51%

Investment Adviser: XD Fund Advisor LLC

Portfolio Managers: Scott Riecke, Chief Portfolio Manager at the Adviser, has served as portfolio manager of the Fund since its inception in February 2024. Tiffany Slade, Fixed Income Trader at the Adviser, has served as portfolio manager of the Fund since January 2025. Mr. Riecke and Ms. Slade are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

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Purchase and Sale of Fund Shares

Minimum Initial Investment

Institutional Class: $500,000

Investor Class: $1,000

Select Class: $10,000,000

Minimum Subsequent Investment

Institutional Class: $1,000

Investor Class: $100

Select Class: $100,000

To Place Orders

Regular Mail:	Overnight Mail:
XD Treasury Money Market Fund	XD Treasury Money Market Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
PO Box 46707 Cincinnati, OH 45246	225 Pictoria Dr., Suite 450 Cincinnati, OH 45246
1-833-993-9200	1-833-993-9200

Purchase and Sale of Fund Shares

In general, you can buy or sell (redeem) shares of the Fund online, by mail or phone on any business day. You can generally pay for shares by check, ACH, or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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